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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 19, 2002


                                ----------------


                             RELIANT RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                               1-16455                         76-0655566
       (State or other jurisdiction             (Commission File Number)              (IRS Employer
            of incorporation)                                                      Identification No.)

              1111 LOUISIANA
              HOUSTON, TEXAS                                                              77002
 (Address of principal executive offices)                                               (Zip Code)

       Registrant's telephone number, including area code: (713) 207-3000


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As more fully described in the attached Exhibit 99.1, Reliant Resources is filing this current report on Form 8-K/A to restate the pro forma information included in Reliant Resources' current report on Form 8-K dated February 19, 2002, as filed with the SEC on April 22, 2002, relating to Reliant Resources' acquisition of Orion Power Holdings, Inc.

                                TABLE OF CONTENTS


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)    Pro Forma Financial Information (As Restated).

         99.1   Unaudited Pro Forma Condensed Consolidated Financial Statements


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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RELIANT RESOURCES, INC.

Date: August 1, 2002                         By: /s/ MARY P. RICCIARDELLO
                                             -----------------------------------
                                                     Mary P. Ricciardello
                                                   Senior Vice President and
                                                   Chief Accounting Officer

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                                  EXHIBIT INDEX

Exhibit
Number                             Exhibit Description
------                             -------------------

  99.1      Unaudited Pro Forma Condensed Consolidated Financial Statements



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